UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 2, 2010 (August 4, 2010)

Magellan Petroleum Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-5507	06-0842255
(Commission File Number)	(IRS Employer Identification No.)

7 Custom House Street, 3rd Floor, Portland, ME	04101
(Address of Principal Executive Offices)	(Zip Code)

207-619-8500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Appointment of New Chief Financial Officer and Treasurer

On August 2, 2010, the Board of Directors (the “Board”) of Magellan Petroleum Corporation (the “Company”) appointed Antoine J. Lafargue as the Company’s new Chief Financial Officer and Treasurer to serve an initial employment term of three (3) years. Under the terms of his employment, Mr. Lafargue will receive the cash and equity incentive compensation described below. He also will be entitled to certain employee and severance benefits under certain circumstances.

Mr. Lafargue, age 35, has served in a number of senior financial management positions during a career in the United States and Europe. From July 2009 to July 2010, Mr. Lafargue served as the Chief Financial Officer of Falcon Gas Storage, a natural gas storage company based in Houston, TX. Prior to serving in that role, Mr. Lafargue served from 2006 to 2009 as a principal of Arcapita, a financial services firm based in London, focusing on investments in the energy and infrastructure sectors. From 2000 to 2006, Mr. Lafargue served in various financial and strategic advisory roles in the energy sector based in London working for Bank of America, Societe Generale, and Credit Suisse/Donaldson, Lufkin & Jenrette. Mr. Lafargue holds master’s degrees in Finance from the Ecole Superieure de Commerce De Paris and in Social and Political Sciences from the Institut d’Études Politiques, both located in France.

The Company confirms, as required by regulations under the Securities Exchange Act of 1934 (the “Exchange Act”), that (1) there is no family relationship between Mr. Lafargue and any director or executive officer of the Company, (2) there was no arrangement or understanding between Mr. Lafargue and any other person pursuant to which he was elected as an officer of the Company, and (3) there is no transaction between Mr. Lafargue and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Employment Agreement

On August 2, 2010, the Company entered into an Employment Agreement (the “Employment Agreement”) with Mr. Lafargue under which he will serve as the Company’s new Chief Financial Officer and Treasurer, effective as of August 2, 2010. During the period prior to October 1, 2010, Mr. Lafargue will be based out of the Brisbane, Australia office of Magellan Petroleum Australia Limited, the Company’s wholly-owned Australian subsidiary (“MPAL”). Mr. Lafargue will commence U.S. employment at the Company’s Portland, Maine headquarters on October 1, 2010 (the “U.S. Employment Date”), pursuant to the terms of an approved H-1B work visa. If Mr. Lafargue does not actually obtain the H-1B work visa to lawfully commence employment with the Company in the United States as of the U.S. Employment Date; or if he elects for any other reason not to commence work in Portland, Maine on the U.S. Employment Date; then either the Company or Mr. Lafargue may immediately terminate the Employment Agreement, which will be of no further force and effect.

The Employment Agreement provides for a three-year term of employment (the “Initial Term”), commencing on August 2, 2010, unless earlier terminated as provided in the Employment Agreement. If not terminated earlier than August 2, 2013, the Initial Term will be automatically renewed for one or more successive two-year periods (each, a “Renewal Term”) unless in each case at least six (6) months prior to the end of the Initial Term or Renewal Term, as the case may be, either the Company or Mr. Lafargue gives written notice to the other party electing to permit the Employment Agreement to terminate on the last day of the Initial Term or Renewal Term, as the case may be.

Under the Employment Agreement, Mr. Lafargue will devote substantially all of his business time and attention and best efforts to the affairs of the Company and its subsidiaries and his duties. He will report to the Company’s President and CEO, William H. Hastings. Mr. Lafargue has also agreed to customary confidentiality, cooperation, non-solicitation, non-competition, non-disparagement and related requirements.

Mr. Lafargue will be paid, commencing on the Effective Date, an annual salary of $240,000, subject to annual increases based on a measurement of inflation. Mr. Lafargue will be entitled to receive any cash bonuses awarded in the future by the Board in its sole discretion, after receipt of a recommendation from the Compensation, Nominating and Corporate Governance Committee (the “CNG Committee”). Mr. Lafargue will be entitled to reimbursement of relocation expenses, certain advisory expenses and reimbursement of his business expenses while performing services for the Company.

The Employment Agreement confirms the award to Mr. Lafargue of 800,000 non-qualified stock options under the Company’s 1998 Stock Incentive Plan, as described under “Award of Stock Options” below. Subject to the approval of the Board in its sole discretion after receipt of a recommendation from the CNG Committee, Mr. Lafargue may be awarded options to purchase a substantial number of additional shares of Common Stock (with the exact number to be determined by the Board) if the Company completes the planned purchase by MPAL of an ownership interest in the Evans Shoal field on or before June 30, 2011.

The Employment Agreement may be terminated by the Company in the event of Mr. Lafargue’s death or “disability” (as defined in the Agreement). If Mr. Lafargue dies or becomes disabled, then the Company will pay Mr. Lafargue: (i) his base salary through the date of such termination of employment, plus his base salary for the period of any vacation time earned but not taken for the year in which termination of employment occurs; (ii) any other compensation and benefits to the extent actually earned by him under any other benefit plan or program of the Company as of the date of such termination of employment, and (iii) any reimbursement amounts owing to Mr. Lafargue (the amounts in (i), (ii) and (iii) are referred to as the “Accrued Obligations”).

The Employment Agreement may also be terminated for “Cause” by the Company. “Cause” is defined as (i) an act or acts of dishonesty or fraud relating to the performance of his services to the Company; (ii) a breach of his duties or responsibilities under the Agreement resulting in significant demonstrable injury to the Company or any of its subsidiaries; (iii) his conviction of a felony or any crime involving moral turpitude; (iv) his material failure (for reasons other than death, illness, injury or Disability) to perform his duties or insubordination

(defined as refusal to execute or carry out the lawful directions from the Board or its duly appointed designees) where he has been given written notice of the acts or omissions constituting such failure or insubordination and he has failed to cure such conduct, where susceptible to cure, within ten days following such notice; or (v) a breach of any provision of any material policy of the Company or any of his non-competition, non-disclosure and related obligations under the Employment Agreement. If the Employment Agreement is terminated for “Cause”, Mr. Lafargue will only be entitled to receive payment of the Accrued Obligations.

The Company is entitled to terminate Mr. Lafargue’s employment for any reason other than non-renewal, death, Disability or “Cause” upon at least thirty (30) days written notice to Mr. Lafargue. If the Company terminates Mr. Lafargue employment for any reason other than non-renewal, death, Disability or “Cause”, then the Company shall pay to Mr. Lafargue (i) the Accrued Obligations; (ii) a defined severance benefit (the “Severance Benefit”); and (iii) certain continuing health insurance payment benefits, if the Executive elects to continue insurance coverage under the Company’s health insurance plans pursuant to COBRA following termination of employment. The Severance Benefit shall equal the amount of base salary that Mr. Lafargue would have received if he remained employed for the balance of the Initial Term or Renewal Term, as the case may be, based upon his then-current base salary without further increase; provided however, that the Severance Benefit may not be less than an amount equal to twelve (12) months of Mr. Lafargue’ then-current salary without further increase. The Severance Benefit as so determined shall be divided into twelve (12) equal installments and paid out to Mr. Lafargue after termination of employment according to a one-year payment schedule.

Mr. Lafargue is also entitled to terminate his employment with the Company for “Good Reason”. In the event of his termination of employment for Good Reason, Mr. Lafargue shall be entitled to receive a severance benefit equal to one year’s base salary, based upon his then-current base salary without further increase, which shall be paid according to the same one-year payment schedule described above. “Good Reason” means, without Mr. Lafargue’s consent: (A) a material negative change in the scope of the authority, functions, duties or responsibilities his employment from that which is contemplated by the Employment Agreement; provided that a change in scope solely as a result of the Company no longer being a public company or becoming a subsidiary of another entity shall not constitute Good Reason; (B) the Company materially changing the geographic location in which he must perform services from the Portland, Maine metropolitan area; or (C) any material breach by the Company of any provision of this Agreement without Mr. Lafargue having committed any material breach of his obligations under the Agreement, in each case of (A), (B), or (C), which breach is not cured by the Company within thirty (30) days following written notice thereof to the Company of such breach. If Mr. Lafargue elects to terminate his employment for any reason other than Good Reason, he will be entitled to payment of only the Accrued Obligations but may, if the Company elects, be entitled to receive an amount equal to one month of his then-current base salary.

A copy of Mr. Lafargue’s Employment Agreement, dated August 2, 2010, is attached as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

Indemnification Agreement

On August 2, 2010, the Company and Mr. Lafargue entered into an Indemnification

Agreement related to his service as an officer of the Company. The Indemnification Agreement entitles Mr. Lafargue to rights of indemnification if, by reason of his service as an officer of the Company, he is, or is threatened to be made, a party to any threatened, pending, or completed action, suit, arbitration, alternative dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), whether such Proceeding is a direct action against Mr. Lafargue or a derivative Proceeding brought by or in the right of the Company. The Indemnification Agreement is substantially identical to the agreements in place for the Company’s other executive officers.

A copy of Mr. Lafargue’s Indemnification Agreement, dated August 2, 2010, is attached as Exhibit 10.2 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

Award of Stock Options

In connection with Mr. Lafargue’s officer appointments, as described above, the CNG Committee and the full Board have awarded to Mr. Lafargue non-qualified stock options covering an aggregate of 800,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) subject to the terms and conditions of the Stock Incentive Plan, in two separate tranches (collectively, the “Stock Options”), as follows: Time-Based Options – 400,000 shares of Common Stock and Performance-Based Options – 400,000 shares of Common Stock.

The exercise price per share for all of the Stock Options shall be equal to the “fair market value” (as defined in Section 5(c) of the Company’s 1998 Stock Incentive Plan) of a share of the Common Stock as of August 2, 2010.

The Time-Based Options will vest in three equal annual installments as follows:

(a) 133,333 Option shares will vest in full on August 2, 2011;

(b) 133,333 Option shares will vest in full on August 2, 2012; and

(c) 133,334 Option shares will vest in full on August 2, 2013.

The Performance-Based Options shall vest in full only upon completion of the planned purchase by MPAL of an ownership interest in the Evans Shoal field on or before June 30, 2011.

The Stock Options will immediately be accelerated and vest in full upon the occurrence of a "Change in Control" of the Company (as defined in the Stock Incentive Plan) and upon the occurence of other specified events.

The Company and Mr. Lafargue have entered into two separate option award agreements, each dated August 2, 2010, evidencing the Stock Options, copies of which are attached as Exhibit 10.3 and Exhibit 10.4 to this Current Report on Form 8-K and are hereby incorporated herein by reference.

Interim Chief Financial Officer

In conjunction with the appointments described above, Susan M. Filipos, the Company’s Controller who has served as the Company’s Interim Chief Financial Officer since April 30, 2010, has resigned as Interim Chief Financial Officer. Ms. Filipos will continue to serve the Company as its Controller.

Item 8.01	Other Events

On August 3, 2010, the Company issued a press release announcing Mr. Lafargue’s appointment as the Company’s new Chief Financial Officer and Treasurer. A copy of the Company’s press release is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	Employment Agreement between the Company and Antoine J. Lafargue, dated as of August 2, 2010.

10.2	Indemnification Agreement between the Company and Antoine J. Lafargue, dated as of August 2, 2010.

10.3	Non-Qualified Stock Option Award Agreement between the Company and Antoine J. Lafargue, dated as of August 2, 2010.

10.4	Non-Qualified Stock Option Performance Award Agreement between the Company and Antoine J. Lafargue, dated as of August 2, 2010.

99.1	Company press release dated August 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAGELLAN PETROLEUM CORPORATION

	By:	/s/ WILLIAM H. HASTINGS
	Name:	William H. Hastings
	Title:	President and Chief Executive Officer

Dated: August 4, 2010

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement between the Company and Antoine J. Lafargue, dated as of August 2, 2010.

10.2	Indemnification Agreement between the Company and Antoine J. Lafargue, dated as of August 2, 2010.

10.3	Non-Qualified Stock Option Award Agreement between the Company and Antoine J. Lafargue, dated as of August 2, 2010.

10.4	Non-Qualified Stock Option Performance Award Agreement between the Company and Antoine J. Lafargue, dated as of August 2, 2010.

99.1	Company press release dated August 3, 2010.